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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                              ---------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                DECEMBER 17, 1999


                          HCC INSURANCE HOLDINGS, INC.
             (EXACT NAME OR REGISTRANT AS SPECIFIED IN ITS CHARTER)

STATE OR OTHER                  COMMISSION                        IRS EMPLOYER
JURISDICTION                   FILE NUMBER:                     IDENTIFICATION
OF INCORPORATION:                                                      NUMBER:

DELAWARE                         0-20766                            76-0336636


                             13403 NORTHWEST FREEWAY
                            HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300


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ITEM 5.   OTHER EVENTS.

          On December 17, 1999, HCC Insurance Holdings, Inc. ("HCC") executed a Loan Agreement ($300,000,000 Revolving Loan Facility) (the "Facility") with a syndicate of financial institutions led by Wells Fargo Bank (Texas), National Association ("Wells Fargo"), as administrative agent, lead arranger and lender, Bank of America, N.A. as documentation agent and lender, The Bank of New York as senior managing agent and lender, Bank One, N.A. as co-agent and lender, First Union National Bank as syndications agent and lender and Dresdner Bank AG, New York and Grand Cayman Branches, as co-agent and a lender. Under the Facility, borrowings may be made from time-to-time by HCC for general corporate purposes until the expiration of the Facility on December 17, 2004. The Facility will reduce by $25,000,000 on each of June 30, 2003 and June 30, 2004. Outstanding loans under the Facility bear interest at HCC's option at rates related to current LIBOR or the announced prime rate of Wells Fargo. The loan is secured in part by the pledge of the stock of Avemco Insurance Company, Houston Casualty Company and U. S. Specialty Insurance Company, three of HCC's insurance company subsidiaries, and by the pledge of stock in and guaranties entered into by HCC's principal agency subsidiaries. HCC has made standard affirmative and negative covenants consistent with facilities of this type. The initial funding from the Facility will be used, among other things, to refinance existing outstanding loans under a $150,000,000 revolving credit facility and a $100,000,000 short term revolving credit facility with Wells Fargo and other lenders. HCC also executed a $80,000,000 Promissory Note dated December 17, 1999 payable to Wells Fargo (the "Acquisition Bridge Facility"). Under the Acquisition Bridge Facility a borrowing will be made in the amount of $79,000,000 to be used to finance the acquisition of The Centris Group, Inc. The outstanding loan under the Acquisition Bridge Facility will bear interest related to the announced prime rate of Wells Fargo. The Acquisition Bridge Facility is unsecured and matures on March 13, 2000, but may be pre-paid without penalty at any time.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

          10.1 Loan Agreement ($300,000,000 Revolving Loan Facility) dated as of December 17, 1999 among HCC Insurance Holdings, Inc. as borrower, Wells Fargo Bank (Texas), National Association, as administrative agent, lead arranger and lender, Bank of America, N.A. as documentation agent and lender, Bank of New York as senior managing agent and lender, Bank One, N.A. as co-agent and lender, First Union National Bank as syndications agent and lender and Dresdner Bank AG, New York and Grand Cayman Branches, as co-agent and a lender.

          10.2 $80,000,000 Note dated December 17, 1999 executed by HCC Insurance Holdings, Inc. and payable to the order of Wells Fargo Bank (Texas), National Association.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 20, 1999       HCC INSURANCE HOLDINGS, INC.


                                 By: /s/ FRANK J. BRAMANTI
                                    -------------------------------------------
                                     Frank J. Bramanti, Executive Vice President





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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
10.1      Loan Agreement ($300,000,000 Revolving Loan Facility) dated as of
          December 17, 1999 among HCC Insurance Holdings, Inc. as borrower,
          Wells Fargo Bank (Texas), National Association, as administrative agent, lead arranger and lender, Bank of America, N.A. as
          documentation agent and lender, Bank of New York as senior managing agent and lender, Bank One, N.A. as co-agent and lender, First Union
          National Bank as syndications agent and lender and Dresdner Bank AG,
          New York and Grand Cayman Branches, as co-agent and a lender.

10.2      $80,000,000 Note dated December 17, 1999 executed by HCC Insurance
          Holdings, Inc. and payable to the order of Wells Fargo Bank (Texas), National Association.